Income Taxes (Details Textual)	12 Months Ended
Dec. 31, 2017 USD ($)
Income Taxes (Textual)
Operating loss carryforwards expiration period	Offset future taxable income which expire from 2024 to 2037.
Stockholders ownership description	More than 50 percentage points over a three-year period.
Tax rate, description	The 21% rate will be applied for tax years beginning January 1, 2018. For tax years prior to 2018, a tiered tax bracket structure was used with tax rates ranging from 15% to 35% depending on the amount of corporate income subject to tax for the year.
Tax flat rate	21.00%
Deferred income tax assets and valuation allowance	$ 4,747,000
Federal [Member]
Income Taxes (Textual)
Net operating loss carryforwards	30,008,000
State [Member]
Income Taxes (Textual)
Net operating loss carryforwards	$ 16,011,000